                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12


                             AMEDIA NETWORKS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3) Filing Party:

         -----------------------------------------------------------------------
     (4) Date Filed:

         -----------------------------------------------------------------------

                      [Letterhead of Amedia Networks, Inc.]



                                                        November 3, 2005



Dear Stockholder:

        On behalf of the Board of Directors, I cordially invite you to attend a Special Meeting of the Stockholders of Amedia Networks, Inc. (the "Company"). The Special Meeting will be held on December 2, 2005 at 10 AM, eastern standard time, at the Sheraton Eatontown Hotel, Route 35, Eatontown, New Jersey 07724. The purpose of the meeting is to consider and approve an amendment to the Company's amended and restated certificate of incorporation to increase the number of shares of Common Stock the Company is authorized to issue from time to time.

        It is important that you vote your shares as soon as possible. You should vote as instructed on the enclosed proxy card, even if you currently plan to attend the meeting. You may still attend the Special Meeting and vote in person if you desire, but voting now will assure that your vote is counted if you are unable to attend. If you own your shares through a brokerage account or in another nominee form, please follow the instructions provided on the enclosed proxy card. If you plan to attend the Special Meeting and vote in person, you must obtain a proxy from your broker or nominee and bring that proxy to the Special Meeting.

        Your vote is important, regardless of the number of shares you own.

        On behalf of the Board of Directors, I thank you for your participation and cooperation.

                                        Sincerely,

                                        /s/ Frank Galuppo
                                        Frank Galuppo
                                        President and Chief Executive Officer